UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2022
______________________
RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.06.    Material Impairment.
RingCentral (the “Company”) has concluded that a material charge for impairment to the remaining prepaid sales commission balance under its strategic partnership with Avaya Holdings Corp. (“Avaya”) is required under United States generally accepted accounting principles. On December 13, 2022, Avaya filed a Form 8-K disclosing ongoing discussions regarding one or more potential financings, refinancings, recapitalizations, reorganizations, restructurings or investment transactions, and that certain holders of its senior notes and term loan are not supportive of an out-of-court transaction. In light of public disclosures about Avaya’s financial condition and possible corporate reorganization, the Company expects to record a non-cash asset write-down charge of substantially all of the remaining prepaid sales commission balance of up to approximately $160 million in its financial results for the year ending December 31, 2022. In addition, the Company expects to take a write down of substantially all of the remaining fair value of the Company’s holdings of Avaya’s preferred stock of approximately $28.9 million. No portion of the impairment charge relates to future cash expenditures. The Company will continue to evaluate the recoverability of the assets on an ongoing basis as additional information regarding Avaya’s financial condition and prospects is made available.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended & Restated 2013 Equity Incentive Plan
At the 2022 Annual Meeting of Stockholders of RingCentral, Inc. (the “Company”) held on December 15, 2022 at the Harvest Inn at 1 Main St., St. Helena, California 94574 (the “Annual Meeting”), the stockholders of the Company voted on and approved the amendment and restatement of the Company’s 2013 Equity Incentive Plan (as so amended and restated, the “2013 Plan”).
The terms and conditions of the 2013 Plan are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 18, 2022. The 2013 Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 5.07.     Submission of Matters to a Vote of Security Holders.
Stockholders of record of the Company at the close of business on November 15, 2022 (the “Record Date”) were entitled to vote at the Annual Meeting.
Each share of Class A common stock was entitled to one vote on each proposal, each share of Class B common stock was entitled to ten votes on each proposal, and each share of Series A convertible preferred stock, on an as-converted basis, was entitled to one vote on each proposal. The Class A common stock, Class B common stock, and Series A convertible preferred stock voted as a single class on all matters.
Present at the Annual Meeting in person or by proxy were holders of 74,570,925 shares of Class A common stock, representing 74,570,925 votes of Class A common stock, and 9,672,341 shares of Class B common stock, representing 96,723,410 votes of Class B common stock, together representing a total of 171,294,335 votes, or more than 91.91% of the eligible votes, and constituting a quorum.
The stockholders of the Company voted on the following items at the Annual Meeting:
1.To elect ten (10) directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;
2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022;
3.To approve, on an advisory (non-binding) basis, the named executive officers’ compensation as disclosed in the proxy statement;
4.To approve, on an advisory (non-binding) basis, the frequency of advisory votes to approve the named executive officer compensation of the Company’s named executive officers; and
5.To approve an amendment and restatement of the Company’s 2013 Equity Incentive Plan.
The voting results for each of these proposals are detailed below.
Proposal 1: The Company’s stockholders elected ten directors to the Board of Directors (the “Board”) to serve for a one year term until the 2023 annual meeting of stockholders. The votes for each director were as follows:

Nominee	For	Withheld	Broker Non-Votes
Vladimir Shmunis	160,688,612	1,685,999	8,919,724
Kenneth Goldman	153,006,205	9,368,406	8,919,724
Michelle McKenna	141,699,249	20,675,362	8,919,724
Robert Theis	140,943,249	21,431,362	8,919,724
Allan Thygesen	142,385,338	19,989,273	8,919,724
Neil Williams	161,939,233	435,378	8,919,724
Mignon Clyburn	162,057,982	316,629	8,919,724
Arne Duncan	162,059,854	314,757	8,919,724
Tarek Robbiati	162,223,818	150,793	8,919,724
Sridhar Srinivasan	162,222,170	152,441	8,919,724
Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
171,035,476	210,391	48,468	0
Proposal 3. The Company’s stockholders voted in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
112,776,948	49,534,273	63,390	8,919,724
Proposal 4. The Company’s stockholders voted in favor of one year as the frequency of holding a non-binding advisory vote on named executive officers’ compensation. The votes regarding the proposal were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
161,933,702	10,169	242,103	188,637	8,919,724
In accordance with the stockholders’ preference, the Board intends to hold a non-binding advisory vote on named executive officers’ compensation every year.
Proposal 5. The Company’s stockholders voted in favor of the amendment and restatement of the Company’s 2013 Equity Incentive Plan as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
99,473,445	62,837,257	63,909	8,919,724

Item 9.01.     Financial Statements and Exhibits.
(d)     Exhibits

Exhibit	Description
10.1	RingCentral, Inc. Amended and Restated 2013 Equity Incentive Plan and related forms of agreement.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 19, 2022

RINGCENTRAL, INC.

By:	/s/ Sonalee Parekh
Name:	Sonalee Parekh
Title:	Chief Financial Officer